                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                    -----------------------------------------

Date of Report (Date of earliest event reported):

October 24, 2001

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                               Digex, Incorporated

             (Exact name of registrant as specified in its charter)


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               Delaware                                 59-3582217
               --------                          -------------------------
  (State or other jurisdiction of                    (I.R.S. Employer
   incorporation or organization)                 Identification Number)

                                    000-26873
                                     -------
                            (Commission File Number)

                               14400 Sweitzer Lane
                                Laurel, MD 20707
                    (Address of principal executive offices)

                                 (240) 264-2000
                               (Telephone Number)

ITEM 5.  OTHER EVENTS

    On October 24, 2001, Digex issued the attached press release.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

         The following exhibit is filed herewith:

         Exhibit  99.1     Press Release dated October 24, 2001:
                           "Digex Announces Third Quarter Results"

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   October 25, 2001


                                DIGEX, INCORPORATED
                                    (Registrant)

                               /s/ T. SCOTT ZIMMERMAN
                               ----------------------
                                 T. Scott Zimmerman
                            Vice President and Controller

                                  EXHIBIT INDEX

EXHIBIT NO.                                DESCRIPTION
-----------                                -----------
99.1                    Press Release dated October 24, 2001:  "Digex Announces
                        Third Quarter Results"